UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

Cardiff Oncology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission File Number)	IRS Employer
of incorporation or organization)		Identification No.)

11055 Flintkote Avenue
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                   Submission of Matters to a Vote of Security Holders

On June 20, 2024, Cardiff Oncology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A total of 27,736,982 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 25, 2024 are as follows:

Proposal 1.  All of the seven (7) nominees for director were elected to serve until the 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Mark Erlander, Ph.D.	15,221,656	0	601,956	11,913,370
Dr. Rodney Markin	15,518,934	0	304,679	11,913,369
Dr. James O. Armitage	15,435,187	0	388,426	11,913,369
Lale White	15,277,092	0	546,520	11,913,370
Gary W. Pace, Ph.D.	15,370,168	0	453,445	11,913,369
Mani Mohindru, Ph.D.	15,370,574	0	453,039	11,913,369
Renee P. Tannenbaum, Pharm.D.	15,213,729	0	609,883	11,913,370

Proposal 2. The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2024 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
27,146,093	264,563	326,325	1

Proposal 3.  An amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares issuable thereunder to 8,150,000 shares was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
13,081,695	2,390,777	351,135	11,913,375

Proposal 4.  The advisory vote on the compensation of the Company’s named executive officers was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
13,280,919	2,131,944	410,747	11,913,372

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:         June 20, 2024

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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